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                                                               EXHIBIT 10.9.28.1



                               FIRST AMENDMENT TO
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                               OUTSIDE DIRECTORS'
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                      ELECTIVE DEFERRED COMPENSATION PLAN
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                          OF H. F. AHMANSON & COMPANY
                          ---------------------------

     The Outside Directors' Elective Deferred Compensation Plan of H. F. Ahmanson & Company, as amended and restated as of January 1, 1991 (the "Plan"), is hereby amended as follows, effective as of January 1, 1995.

                                       I.
                                       -

     Section 5.2 of the Plan is hereby amended to revise the first paragraph thereof to read as follows:

     "5.2  Form of Retirement Benefit Payment.  Benefits payable following
           ----------------------------------
Termination of Service will be paid in accordance with the form of retirement benefit elected by the Participant for each Deferral Unit on an election form prescribed by the Committee for designation of form of payment. A Participant may change this election by filing a new election at any time which is more than 12 months preceding Termination of Service. Retirement benefits for a Deferral Unit will be paid in accordance with the most recent timely election made for that Deferral Unit. Any election which is not timely made will be void. Thereafter, a Participant's election will be irrevocable, except that a Participant who has elected payments in installments may request in writing payment in a lump sum, at any time after Termination of Service, of the amount of his Account for any Deferral Unit which is reasonably necessary to meet the Participant's requirements due to a Financial Hardship."

                                      II.
                                      --

     Section 5.4 of the Plan is hereby amended to add a new paragraph at the end thereof to read as follows:

     "If a Participant has a Termination of Service prior to the Early Distribution date which the Participant has elected for a Deferral Unit, his Account balance for the Deferral Unit will be paid in accordance with the form of retirement benefit payment which the Participant has elected for the Deferral Unit, if any, or otherwise in a lump sum upon Termination of Service."

     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed this 16th day of November, 1995, effective as of January 1, 1995.

                              H. F. AHMANSON & COMPANY



                              By    /s/ Charles R. Rinehart
                                ---------------------------
                                Title:  Chairman of the Board and
                                           Chief Executive Officer